Supplement dated December 1, 2010
to the

Thunderstorm Value Fund (the “Fund”)
a series of Trust for Professional Managers (the “Trust”)

Prospectus and Statement of Additional Information (“SAI”)
dated March 30, 2010

On November 30, 2010, the Board of Trustees (the “Board”) of the Trust approved an amendment to the Operating Expense Limitation Agreement between the Trust, on behalf of the Fund, and Thunderstorm Mutual Funds LLC (the “Adviser”), as investment advisor of the Fund, pursuant to which the Adviser has agreed to reduce the Fund’s operating expense limit from 1.99% to 1.48% effective December 1, 2010.

The following disclosures are hereby revised to reflect the change to the operating expense limit for the Fund:

Prospectus

Page 1 – “Summary Section - Fees and Expenses of the Fund”

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	2.01%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Fund Operating Expenses	3.02%
Fee Waiver/Expense Reimbursement	-1.53%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (2)	1.49%

(1)
Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus, which do not include Acquired Fund Fees and Expenses.

(2)
Pursuant to an operating expense limitation agreement between the Fund’s investment adviser, Thunderstorm Mutual Funds LLC (the “Adviser”), and the Fund, the Adviser has agreed to waive its management fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (exclusive of taxes, leverage, interest, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses) do not exceed 1.48% of the Fund’s average net assets through August 31, 2012, subject thereafter to annual re-approval of the agreement by the Trust’s Board of Trustees (the “Board of Trustees”).  This waiver can be terminated only by, or with the consent of, the Board of Trustees.  The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for management fees it waived and Fund expenses it paid.

Example.  This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$152	$471	$813	$1,779

Page 8 – “Management of the Fund – The Adviser”

Fund Expenses.  The Fund is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reduce its management fees and/or pay expenses of the Fund to ensure that the Total Annual Fund Operating Expenses (exclusive generally of interest, leverage and tax expenses, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) do not exceed 1.48% of the Fund’s average daily net assets.  Any reduction in management fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent fiscal years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses.  This Operating Expense Limitation Agreement can only be terminated by, or with the consent of, the Board of Trustees.

SAI

Page B-17 – “Management of the Fund – Investment Adviser”

Fund Expenses.  The Fund is responsible for its own operating expenses.  The Adviser has agreed to reduce its management fees and/or pay expenses of the Fund to ensure that the Total Annual Fund Operating Expenses (excluding interest, leverage and tax expenses, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) do not exceed 1.48% of the Fund’s average daily net assets.  Any reduction in management fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent fiscal years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.  This agreement may be terminated at any time at the discretion of the Board of Trustees.

Please retain this Supplement with your Prospectus and SAI for future reference.

The date of this supplement is December 1, 2010.